UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2011

SKY PETROLEUM, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-99455 (Commission File Number)	32-0027992 (IRS Employer Identification No.)

401 CONGRESS AVENUE, SUITE 1540, AUSTIN, TEXAS, 78701
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (512) 687-3427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into Material Definitive Agreement

Sky Petroleum, Inc. (the “Company”) entered into a business loan agreement (the “Loan Agreement”) with Texas Citizens Bank, N.A. (the “Lender”), in connection with the delivery of a letter of the credit (the “Letter of Credit”) to the Ministry of Economy, Trade and Energy of Albania, acting through the National Agency of Natural Resources of Albania (“AKBN”). Under the terms of the Loan Agreement, the Company issued a promissory note (the “Note”) in the principal amount of US$1,500,000.00.  The Promissory Note has a variable interest rate linked to an independent index which is the prime rate as published in The Wall Street Journal.  In connection with the Letter of Credit and the Loan Agreement, the Company is required to maintain cash proceeds in an account with the Lender in excess of 105% of the principal balance of the Note to secure the obligations under the Note.

Under the terms of the Letter of Credit, AKBN can submit a demand accompanied by:

●	a statement stating that the principal is in material breach of its obligations under the underlying contract;

●
a copy of a notice to the Company (dated at least thirty (30) days prior to the date of your demand), informing the Company of a material breach of  its Work Program obligations under the PSC (as defined below), the nature and quantum of the material breach and of its intention to demand payment under the Letter of Credit if the material breach is not remedied within fifteen (15) days; and

●	a signed declaration stating that the Company has failed to remedy the material breach detailed in your notice by the date specified.

The Letter of Credit is effective through August 1, 2012. The principal under the Letter of Credit shall be reduced every month or three months, as agreed between AKBN and the Company during the First Exploration Period, as defined under the PSC, by an amount equal to the sum spent by the Company on its Work Program obligations, as defined under the PSC, during such month or three months, such reductions to be effected in accordance with monthly or quarterly written statements issued by AKBN to the Company.

Item 2.03                      Creation of a Direct Financial Obligation

The Company issued a Note in the principal amount of US$1,500,000.00 in connection with the delivery of the Letter of Credit issued by the Lender. See Item 1.01 above for details.

Item 7.01                      Regulation FD

The Company issued a press release announcing the delivery of the Letter of Credit to AKBN a copy of which is attached as Exhibit 99.1.

Item 8.01.                      Other Events

On August 10, 2011, the Company delivered the bank guarantee in the form of a letter of credit issued by the Lender under the terms of the Production Sharing Contract (“PSC”) with AKBN , which was ratified by the Council of Ministers of the Republic of Albania and published in the Fletoren Zyrtare on December 17, 2010.  The PSC became effective ten working days thereafter on January 3, 2011.  The PSC grants the Company exclusive rights to three exploration blocks (Block Four, Block Five and Block Dumre) in the Republic of Albania (the “Concession Area”)

On August 10, 2011, management of the Company met with representatives of AKBN to discuss the timing of obligations under the PSC, including the initial work program.  The Company has proposed a meeting of the Exploration Advisory Council to review the initial work program for the Concession Area.

Item 9.01.                      Financial Statements and Exhibits

Exhibit 10.1                      Loan Agreement
Exhibit 10.2                      Promissory Note
Exhibit 10.3                      Letter of Credit
Exhibit 99.1                      Press Release

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY PETROLEUM, INC. (Registrant)

Dated: August 12, 2011	By: /s/ Michael D. Noonan Michael D. Noonan VP Corporate

EXHIBIT INDEX

Exhibit 10.1                      Loan Agreement
Exhibit 10.2                      Promissory Note
Exhibit 10.3                      Letter of Credit
Exhibit 99.1                      Press Release